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                                                                    EXHIBIT 23.4


                        Consent of Independent Auditors
                        -------------------------------

We consent to the incorporation by reference to our report in this Form 8-K filed on or around 19 December 1997, into the Company's previously filed Amendment No. 1 to Form S-8 Registration Statement (Registration No. 333-15361) and Amendment No. 4 to Form S-3 Registration Statement (Registration No. 333-30285).

/s/ KPMG

KPMG
Chartered Accountants
Preston, England
22 December 1997